UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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Medical Action Industries Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

To Be Held On:

August 9, 2012 at 9:00 a.m., Eastern Time

MEDICAL ACTION INDUSTRIES INC.

Hyatt Regency Wind Watch, 1717 Motor Parkway, Hauppauge, New York 11788

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before July 26, 2012.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=04132, where the following materials are available for review:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Annual Report to stockholders for the fiscal year ended March 31, 2012

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please check the meeting materials for any specific requirements for meeting attendance. For directions to and a map of the location of the Annual Meeting of Stockholders, visit the hotel’s website at www.longisland.hyatt.com

MAIL: You may request a card by following the instructions above.

The Board of Directors recommends that you vote FOR the following:	The Board of Directors recommends you vote FOR the following proposal(s):
1. Election of Class I director nominee:	2. Ratification of the Audit Committee’s selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013.
NOMINEE:
Henry A. Berling
3. An advisory vote to approve named executive officer compensation.

NOTE: In their discretion, Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please note that you cannot use this notice to vote by mail.